LONG-TERM DEBT	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
LONG-TERM DEBT	LONG-TERM DEBT
Long-term debt consists of:

	December 31,
	2024	2023
	(In thousands)
Dotdash Meredith Term Loan A due December 1, 2026	$297,500	$315,000
Dotdash Meredith Term Loan B-1 due December 1, 2028	1,182,500	—
Dotdash Meredith Term Loan B due December 1, 2028	—	1,225,000
Total Dotdash Meredith long-term debt	1,480,000	1,540,000
Less: current portion of Dotdash Meredith long-term debt	35,000	30,000
Less: original issue discount	3,512	4,470
Less: unamortized debt issuance costs	6,481	8,423
Total long-term debt, net	$1,435,007	$1,497,107
On December 1, 2021, Dotdash Meredith entered into a credit agreement (“Dotdash Meredith Credit Agreement”), which provided for (i) the five-year $350 million Dotdash Meredith Term Loan A, (ii) the seven-year $1.25 billion Dotdash Meredith Term Loan B and (iii) a five-year $150 million revolving credit facility (“Dotdash Meredith Revolving Facility”). On November 26, 2024, Dotdash Meredith entered into the Amended Dotdash Meredith Credit Agreement, which governs both the existing Dotdash Meredith Term Loan A and the Dotdash Meredith Revolving Facility, and replaced $1.18 billion of then outstanding Dotdash Meredith Term Loan B principal with an equal amount of Dotdash Meredith Term Loan B-1 (together with Dotdash Meredith Term Loan A, these loans are collectively referred to as “Dotdash Meredith Term Loans”).
Dotdash Meredith Term Loan A bears interest at an Adjusted Term SOFR, as defined in the Amended Dotdash Meredith Credit Agreement, plus an applicable margin depending on Dotdash Meredith’s most recently reported consolidated net leverage ratio, as defined in the Amended Dotdash Meredith Credit Agreement. The adjustment to the secured overnight financing rate is fixed at 0.10% for Dotdash Meredith Term Loan A. At December 31, 2024 and 2023, Dotdash Meredith Term Loan A bore interest at Adjusted Term SOFR plus 2.25%, or 6.94% and 7.69%, respectively. Prior to the effectiveness of the Amended Dotdash Meredith Credit Agreement, Dotdash Meredith Term Loan B bore an interest rate of Adjusted Term SOFR plus 4.00%, plus a varying adjustment of 0.10%, 0.15% or 0.25% based upon the duration of the borrowing period. The Amended Dotdash Meredith Credit Agreement reset the interest rate on Dotdash Meredith Term Loan B-1 to Adjusted Term SOFR plus 3.50% and removed the varying adjustment. At December 31, 2024, Dotdash Meredith Term Loan B-1 bore interest at Adjusted Term SOFR, subject to a minimum of 0.50%, plus 3.50%, or 8.05%. At December 31, 2023, Dotdash Meredith Term Loan B bore interest at Adjusted Term SOFR, subject to a minimum of 0.50%, plus 4.00%, or 9.44%. Interest payments are due at least quarterly through the respective maturity dates of the Dotdash Meredith Term Loans.

Immediately prior to the effectiveness of the Amended Dotdash Meredith Credit Agreement, the Company prepaid $30 million in aggregate principal of Dotdash Meredith Term Loan B. This prepayment and the reset of the interest rate of Dotdash Meredith Term Loan B-1 were evaluated on a creditor-by-creditor basis to determine whether the transaction should be accounted for as a modification or extinguishment of debt. As a result of this evaluation, a portion of the transaction was determined to be an extinguishment of debt and, therefore, the Company recorded a debt extinguishment loss of $0.3 million in the fourth quarter of 2024 to write off a pro-rata amount of unamortized issuance costs and original issue discount, and less than $0.1 million was capitalized as debt issuance costs. The extinguishment loss is recorded in “Interest expense” in the statement of operations. Third-party fees in connection with the Amended Dotdash Meredith Credit Agreement of $3.5 million are recorded in “Other income (expense), net” in the statement of operations.
The interest rate swaps entered into in March 2023, with a maturity date of April 1, 2027, synthetically converted $350 million of Dotdash Meredith Term Loan B and, following the effectiveness of the Amended Dotdash Meredith Credit Agreement, Dotdash Meredith Term Loan B-1, from a variable rate to a fixed rate. Following the effectiveness of the Amended Dotdash Meredith Credit Agreement, should Adjusted Term SOFR continue to equal or exceed 0.50%, then the fixed rate for Dotdash Meredith Term Loan B-1 will be approximately 7.32% ((i) the weighted average fixed interest rate of approximately 3.82% on the interest rate swaps and (ii) the base rate of 3.50%). In the event Adjusted Term SOFR becomes less than 0.50%, then the interest rate swaps would be fixed in a range from approximately 7.32% to 7.42% as determined by the governing agreements. Prior to the effectiveness of the Amended Dotdash Meredith Credit Agreement, the fixed rate for Dotdash Meredith Term Loan B was approximately 7.92% ((i) the weighted average fixed interest rate of approximately 3.82% on the interest rate swaps, (ii) the base rate of 4.00% and (iii) the adjustment to the secured overnight financing rate of 0.10%).
The interest rate swaps are expected to be highly effective. See “Note 8—Accumulated Other Comprehensive (Loss) Income” for the net unrealized gains and losses before reclassifications in “Accumulated other comprehensive loss” and realized gains reclassified into “Interest expense” for the years ended December 31, 2024 and 2023. At December 31, 2024, approximately $1.1 million is expected to be reclassified into interest expense within the next twelve months as net realized gains.

Dotdash Meredith Term Loan A requires quarterly principal payments of approximately $8.8 million through December 31, 2025 and approximately $13.1 million thereafter through maturity. Prior to the effectiveness of the Amended Dotdash Meredith Credit Agreement, Dotdash Meredith Term Loan B required quarterly payments of $3.1 million. Following the effectiveness of the Amended Dotdash Meredith Credit Agreement, Dotdash Meredith Term Loan B-1 now requires quarterly payments of $3.0 million commencing March 31, 2026 through maturity. Dotdash Meredith Term Loan B and Dotdash Meredith Term Loan B-1 may require additional annual principal payments as part of an excess cash flow sweep provision, the amount of which, in part, is governed by the applicable net leverage ratio and further subject to the excess cash flow exceeding certain thresholds as defined in the Dotdash Meredith Credit Agreement and Amended Dotdash Meredith Credit Agreement, respectively. No such payment is currently expected related to the period ended December 31, 2024 and no such payment was required related to the period ended December 31, 2023.
There were no outstanding borrowings under the Dotdash Meredith Revolving Facility at both December 31, 2024 and 2023. The annual commitment fee on undrawn funds is based on the most recently reported Dotdash Meredith’s consolidated net leverage ratio, as defined in the governing agreements, was 40 basis points at both December 31, 2024 and 2023. Any borrowings under the Dotdash Meredith Revolving Facility would bear interest, at Dotdash Meredith’s option, at either a base rate or Adjusted Term SOFR, plus an applicable margin, which is based on Dotdash Meredith’s consolidated net leverage ratio.
As of the last day of any calendar quarter, subject to certain exemptions and increases for qualifying material acquisitions, Dotdash Meredith will not permit the consolidated net leverage ratio as of the last day of such quarter to exceed 5.5 to 1.0, all as defined in the governing agreements. This ratio was not exceeded for both test periods ended December 31, 2024 and 2023. The Amended Dotdash Meredith Credit Agreement also contains covenants, which are consistent with the Dotdash Meredith Credit Agreement, that would limit Dotdash Meredith’s ability to pay dividends, incur incremental secured indebtedness, or make distributions or certain investments in the event a default has occurred or if Dotdash Meredith’s consolidated net leverage ratio exceeds 4.0 to 1.0, subject to certain available amounts as defined in the governing agreements. Dotdash Meredith did not exceed this ratio for the test period ended December 31, 2024, but this ratio was exceeded for the test period ended December 31, 2023.
The Dotdash Meredith Credit Agreement and the Amended Dotdash Meredith Credit Agreement permit the Company to, among other things, contribute cash to Dotdash Meredith which will provide additional liquidity to ensure that Dotdash Meredith does not exceed certain consolidated net leverage ratios for any test period, as further defined in the governing agreements. In connection with these capital contributions, Dotdash Meredith may make distributions to the Company in amounts not more than any such capital contributions, provided that no default has occurred and is continuing. Such capital contributions and subsequent distributions impact the consolidated net leverage ratios of Dotdash Meredith, however, absent these contributions, Dotdash Meredith’s consolidated net leverage ratio would not have exceeded 5.5 to 1.0 for the years ended December 31, 2024 or 2023. During the year ended December 31, 2024, the Company contributed $125 million to Dotdash Meredith, following which Dotdash Meredith distributed $230 million back to the Company, including $105 million in January 2024 related to the Company’s contribution in December 2023. The contributions ceased in September 2024, which Dotdash Meredith distributed back to the Company in October 2024 and, therefore, there are no contributions or distributions outstanding as of December 31, 2024. During the year ended December 31, 2023, the Company contributed $510 million to Dotdash Meredith, following which Dotdash Meredith distributed $405 million back to the Company.
The obligations under the Amended Dotdash Meredith Credit Agreement are guaranteed by certain of Dotdash Meredith’s wholly-owned subsidiaries and are secured by substantially all of the assets of Dotdash Meredith and certain of its subsidiaries.
Long-term Debt Maturities:
Long-term debt maturities at December 31, 2024 are summarized in the table below:

Year Ending December 31,	(In thousands)
2025	$35,000
2026	274,325
2027	11,825
2028	1,158,850
Total	1,480,000
Less: current portion of long-term debt	35,000
Less: unamortized original issue discount	3,512
Less: unamortized debt issuance costs	6,481
Total long-term debt, net	$1,435,007